UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                        000-31332             20-0121262
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000

                         100 North Tampa St., Suite 3150
                              Tampa, Florida 33602
                          (Registrant's Former Address)


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                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 5.  Other Events and Regulation FD Disclosure.

The following information is being furnished under Item 5 of Form 8-K: Press release, dated January 16, 2004, by Liquidmetal Technologies, Inc. announcing that it has entered into a definitive agreement to sell between $5.0 and $7.0 million of 6.0% senior convertible notes to Michigan Venture Capital Co., Ltd., a South Korea-based institutional investment firm, in a private placement under the Securities Act of 1933 as amended.
..








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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       LIQUIDMETAL TECHNOLOGIES, INC.



                                       By: /s/ John Kang
                                           -------------------------------------
                                            John Kang
                                            Chairman, President, and
                                             Chief Executive Officer


Date: January 16, 2004




                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated January 14, 2004.












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